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SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 1, 2002

Apple Computer, Inc.
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	0-10030 (Commission File Number)	94-2404110 (I.R.S. Employer Identification No.)

1 Infinite Loop, Cupertino, California 95014
(Address of principal executive offices)

Registrant's telephone number, including area code: (408) 996-1010

Not Applicable
(Former name or former address, if changed since last report.)

Information Included in this Report

Items 1 through 4, 6, 8 and 9 Not Applicable.

Item 5.	Other Events.

        Reference is made to the SEC Form 4 Statement of Changes in Beneficial Ownership filed with the Securities and Exchange Commission by Mr. Arthur Levinson on August 2, 2002. A copy of Mr. Levinson's SEC Form 4 is attached hereto as an exhibit.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.
	(c)	Exhibits
	99.1.	Mr. Arthur Levinson's SEC Form 4 filed August 2, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

APPLE COMPUTER, INC.
By:	/s/ FRED ANDERSON Executive Vice President and Chief Financial Officer

Date: August 1, 2002

INDEX TO EXHIBITS

Exhibit	Document
99.1	Mr. Arthur Levinson's SEC Form 4 filed August 2, 2002.

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Information Included in this Report
SIGNATURE
INDEX TO EXHIBITS